UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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United Bancshares, Inc.

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UNITED BANCSHARES, INC.

100 South High Street

Columbus Grove, Ohio 45830

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 28, 2010

TO THE SHAREHOLDERS OF UNITED BANCSHARES, INC.:

You are cordially invited to attend the Annual Meeting of the Shareholders of United Bancshares, Inc. to be held on April 28, 2010 at 7:00 p.m. at The Union Bank Company, 100 South High Street, Columbus Grove, Ohio, for the purpose of considering and acting on the following:

1.

An amendment to the Amended and Restated Regulations of United Bancshares, Inc. to remove the mandatory retirement provision for directors upon reaching the age of seventy-two years;

2.

Election of directors to serve until the 2011 Annual Meeting;

3.

An amendment to the Amended and Restated Articles of Incorporation of United Bancshares, Inc., as amended, to authorize 750,000 shares of Preferred Stock of United Bancshares, Inc.;

4.

Ratifying the  appointment of Clifton Gunderson LLP as the independent registered public accounting firm for the Corporation; and

5.

Transacting such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 5, 2010 will be entitled to vote at the meeting.

March 31, 2010

By Order of the Board of Directors

Heather M. Oatman, Secretary

IMPORTANT

A proxy statement and proxy are submitted herewith.  As a shareholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this annual meeting in person.  The proxy is revocable at any time prior to the exercise thereof by written notice to the Corporation, and shareholders who attend the annual meeting may withdraw their proxies and vote their shares personally if they so desire.

PROXY STATEMENT

UNITED BANCSHARES, INC.

100 South High Street

Columbus Grove, Ohio 45830

ANNUAL MEETING OF SHAREHOLDERS

April 28, 2010

INTRODUCTION

The enclosed proxy is solicited by the Board of Directors of United Bancshares, Inc. (also referred to in this Proxy Statement as “United Bancshares” or the “Corporation”), in connection with the Annual Meeting of Shareholders to be held at 7:00 p.m. on April 28, 2010 at The Union Bank Company, 100 South High Street, Columbus Grove, Ohio (the “Annual Meeting”), or at any adjournments thereof.

The Annual Meeting has been called for the following purposes: (i) to amend the Amended and Restated Regulations of United Bancshares, Inc. to remove the mandatory retirement provision for directors upon reaching the age of seventy-two years, (ii) to elect seven directors to serve on the Board of Directors until the 2011 Annual Meeting, (iii) to amend the Amended and Restated Articles of Incorporation of the Corporation, as amended, to authorize 750,000 shares of Preferred Stock of the Corporation, (iv) to ratify the appointment of Clifton Gunderson LLP as the independent registered public accounting firm for the Corporation and (v) to transact any other business that may properly come before the Annual Meeting or any adjournments thereof.

This Proxy Statement and the accompanying Notice of Annual Meeting are being mailed to Shareholders on or about March 31, 2010.

REVOCATION OF PROXIES AND DISCRETIONARY

AUTHORITY

Shares of United Bancshares common stock can be voted at the Annual Meeting only if the shareholder is represented by proxy or is present in person.  Shareholders who execute proxies retain the right to revoke them at any time.  Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies may be revoked (i) by written notice to the Secretary of United Bancshares (addressed to: United Bancshares, Inc., 100 South High Street, Columbus Grove, Ohio 45830, Attention: Secretary) prior to the time the proxy is voted; or (ii) by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting; or (iii) in open meeting at any time before the proxy is voted.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein.  Where no instructions are indicated, properly executed proxies will be voted FOR the amendment to the Amended and Restated Regulations of Unites Bancshares, Inc. to remove the mandatory retirement provision for directors upon reaching the age of seventy-two years, FOR the nominees for director set forth in this Proxy Statement, FOR the amendment to Article IV of the Amended and Restated Articles of Incorporation of the Corporation, as amended, to authorize 750,000 preferred shares and FOR the ratification of the appointment of Clifton Gunderson LLP as the independent registered public accounting firm for the

Corporation.  The proxy confers discretionary authority on the proxy holder to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Annual Meeting; (iii) an adjournment of the meeting; and (iv) any other business that may properly come before the Annual Meeting or any adjournments thereof.

PERSON MAKING THE SOLICITATION

The enclosed proxy is being solicited by United Bancshares, and the cost of soliciting proxies will be borne by United Bancshares.  Proxies may be solicited by mail, personal telephone, electronic mail or facsimile by directors, officers and employees of United Bancshares who will receive no compensation in addition to their regular compensation.  United Bancshares may decide that it is appropriate to retain a proxy solicitation firm or agency to solicit proxies.  If a proxy solicitation firm or agency is retained, United Bancshares will bear the cost.

VOTING SECURITIES

Each of the shares of United Bancshares common stock outstanding on March 5, 2010, the record date of the Annual Meeting, is entitled to one vote on all matters coming before the meeting.  As of February 26, 2010, United Bancshares had 3,443,766 shares of Common Stock issued and outstanding.  Only shareholders of record on the books of the Corporation on March 5, 2010 will be entitled to vote at the meeting either in person or by proxy.  Pursuant to the Regulations of the Corporation, the shareholders present in person or by proxy at the Annual Meeting shall constitute a quorum.

If you are the beneficial owner of shares held in street name by a broker, bank or other nominee, your nominee is required to vote those shares in accordance with your instructions.  If the nominee does not receive instructions from the beneficial owner, the nominee will be entitled to vote the shares on certain routine items.  The nominee is not entitled to vote the shares (absent instructions from the beneficial owner) with respect to non-routine matters.  When the nominee does not receive instructions from a beneficial owner concerning a non-routine matter, over which the nominee has no voting discretion, a “broker non-vote” occurs.  Shares treated as broker non-votes are included for purposes of determining whether a quorum exists, however, such shares will not be counted as being in favor of or against any proposal placed before the shareholders at the Annual Meeting.

The following table sets forth, as of February 12, 2010, the ownership of common stock by management of United Bancshares, including (i) the common stock beneficially owned by each director, nominee for director and executive officer of United Bancshares and (ii) the common stock beneficially owned by all officers, directors and nominees for director as a group.  The number of shares listed for each person includes shares held in the name of spouses, minor children, certain relatives, trusts or estates whose share ownership under the beneficial ownership rules of the Securities and Exchange Commission is to be aggregated with that of the director or officer whose share ownership is shown.

Name	Position	Number of Shares of Common Stock Beneficially Owned		Percent of Common Stock Outstanding(1)
Robert L. Benroth	Director	7,000	(2)	0.20%
Robert L. Dillhoff	Director	23,561	(3)	0.68%
James N. Reynolds	Director, Chairman	62,735	(4)	1.82%
H. Edward Rigel	Director	30,325	(5)	0.88%
David P. Roach	Director	10,636	(6)	0.31%
Daniel W. Schutt	Director, President and CEO	13,363	(7)	0.39%
Heather M. Oatman	Secretary	5,876	(8)	0.17%
R. Steven Unverferth	Director	2,210		0.06%
Brian D. Young	Chief Financial Officer, EVP and Treasurer	11,658	(9)	0.34%
All directors, nominees and officers as a group (9 persons)		167,364		4.86%

(1)

Reflects percentage ownership based on all issued and outstanding shares and the outstanding options of the respective individuals.

(2)

Includes 6,000 shares held jointly with Mr. Benroth’s brother.

(3)

Includes (a) 10,587 shares owned by Mr. Dillhoff jointly with his spouse; and (b) 4,068 shares owned by Mr. Dillhoff through his IRA.

(4)

Includes (a) 37,790 shares owned by Mr. Reynolds’ spouse and (b) 1,975 shares allocated to Mr. Reynolds under the Corporation’s Employee Stock Ownership Plan.

(5)

Includes 15,135 shares held in a trust of which Mr. Rigel is a co-trustee.

(6)

Includes options to purchase 5,146 shares of common stock.

(7)

Includes (a) 4,746 shares owned by Mr. Schutt through his IRA and (b) 7,236 shares allocated to Mr. Schutt under the Corporation’s Employee Stock Ownership Plan.

(8)

Includes 5,597 shares allocated to Ms. Oatman under the Corporation’s Employee Stock Ownership Plan.

(9)

Includes (a) 7,661 shares allocated to Mr. Young under the Corporation’s Employee Stock Ownership Plan and (b) 1,045 shares owned by Mr. Young’s minor children.

PROPOSAL 1 - AMENDMENT TO THE AMENDED AND RESTATED REGULATIONS OF UNITED BANCSHARES, INC.

On January 19, 2010, the Corporation’s Board of Directors approved an amendment to Article III of the Amended and Restated Regulations of the Corporation (the “Regulations”), and approved its submission to the shareholders for their approval at the annual meeting.  The proposed amendment to the Regulations would remove the mandatory retirement provision for directors upon reaching the age of seventy-two years.  Specifically, the amendment to the Regulations would remove Section (i) of Article III which states as follows:

“Retirement.  No director shall be eligible for election or reelection upon reaching the age of seventy-two (72) years, provided, however, that this provision shall not apply to the initial Board of Directors of this Corporation who shall retire when they feel they can no longer fulfill the duties of a director due to health or any other reason”

The Corporation’s Regulations currently make ineligible for election as a director any person who has reached the age of seventy-two years, unless that person was an original director of the Corporation.

The Corporation is seeking approval of this proposal to amend its Regulations for several reasons. First, the Board of Directors has determined that the age of its individual directors has no bearing on the ability of the board to fulfill its oversight role and provide the Corporation with guidance regarding the Corporation’s operations.  Additionally, the Board of Directors has determined that the automatic ineligibility of any director due to reaching the age of seventy-two years is an arbitrary barrier and a detriment to the Corporation through a reduction in the board’s collective understanding of the Corporation’s business interests that has traditionally been acquired through years of experience gained by each director through service as a director of the Corporation.  Lastly, the Board of Directors believes that continued service by certain directors beyond the age of seventy-two years serves the best interests of the Corporation through a more knowledgeable and efficient board.

If this proposal is approved by the shareholders, Mr. James N. Reynolds, who is currently ineligible for reelection because he has reached the age of seventy-two years, will be eligible for election to the position of director in Proposal 2, which the Board believes to be the best decision for the Corporation.  If the proposal is not approved, a vacancy on the Board of Directors will be created following consideration of Proposal 2, and the Board of Directors, and specifically the Nominating Committee thereof, will meet to evaluate its options for filling such vacancy on the Board.

The affirmative vote of holders of a majority of shares entitled to vote at the annual meeting is required to approve the proposed amendment to Article III of the Regulations.

 Proxies will be voted in favor of the proposed amendment unless otherwise instructed by the shareholders.  The Board of Directors recommends that shareholders vote FOR the adoption of the proposed amendment.

PROPOSAL 2 - ELECTION OF DIRECTORS

The following table sets forth information concerning the nominees for directors of United Bancshares. All of the nominees are currently directors of the Corporation.

Name	Age	Principal Occupation(1)	Positions Held with United Bancshares	Director of United Bancshares Since	Director of The Union Bank Company Since(2)
Robert L. Benroth	47	Putnam County Auditor(3)	Director	2003	2001
Robert L. Dillhoff	63	Retired Administrator, Department of Transportation (6)	Director	2001	1991
James N. Reynolds	72	Retired banker; Chairman of United Bancshares	Director and Chairman	2000	1966
H. Edward Rigel	67	Farmer, Rigel Farms, Inc.	Director	2000	1979
David P. Roach	59	Vice-President and General Manager for First Family Broadcasting of Ohio (5)	Director	2001	1997
Daniel W. Schutt	62	President and Chief Executive Officer of United Bancshares(4)	Director, President and CEO	2005	2005
R. Steven Unverferth	57	President, Unverferth Manufacturing Corporation, Inc.	Director	2005	1993

(1)

Except as otherwise indicated in this Proxy Statement, each nominee has held the occupation identified for at least five years preceding the date of this Proxy Statement.

(2)

Indicates year first elected or appointed to the Board of The Union Bank Company, a subsidiary of United Bancshares, or either of its former affiliate banks, Bank of Leipsic or the Citizens Bank of Delphos.

(3)

Mr. Benroth previously served as the Putnam County Treasurer 1997-2007.

(4)

On January 24, 2005, Mr. Schutt was appointed President and Chief Executive Officer of United Bancshares and filled the vacancy on the Board created by the former President and CEO’s retirement.

(5)

Mr. Roach previously served as a Manager at Maverick Media Radio Stations of Ohio.

(6)

Prior to Mr. Dillhoff’s retirement in 2006, he served as a District Highway Management Administrator for the Ohio Department of Transportation.

The Board of Directors has set the size of the board at seven directors.  In the future, should the Board of Directors determine that additional new members would be beneficial to the Corporation, it will take action to increase the size of the board and work with the Nominating Committee to find suitable candidates for placement on the board.

The Board of Directors recommends that shareholders vote FOR the election of the nominees. Shares as to which authority to vote is withheld, abstentions and broker non-votes that are present in person or by proxy will not be counted and will have no effect on the outcome of the election.  The directors are elected by a plurality of the votes cast.  As such, the seven nominees receiving the highest number of votes will be elected as directors.

If Proposal 1 is approved by the shareholders, Mr. James N. Reynolds, who is currently ineligible for reelection because he has reached the age of seventy-two years, will be eligible for election to the position of director in this proposal.  The Board of Directors believes, for the reasons enumerated in Proposal 1, and due to his experience and banking expertise, that Mr. Reynolds is an appropriate nominee for director.  If the shareholders do not approve Proposal 1, a vacancy on the Board of Directors will be created following consideration of this proposal, and the Board of Directors, and specifically the Nominating Committee thereof, will meet to evaluate its options for filling such vacancy on the board.

Please see narrative under the heading “Director and Nominee Qualifications” beginning on page 10 of this proxy statement for discussion of the qualifications of each director nominee.

It is intended that common shares represented by the accompanying form of proxy will be voted FOR the election of the nominees, unless contrary instructions are indicated as provided on the proxy card.  (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card).  If one or more of the nominees should at the time of the Annual Meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors.  With the exception of Mr. Reynolds as discussed above, the Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

PROPOSAL 3 - AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE A NEW CLASS OF PREFERRED STOCK

On January 19, 2010, the Corporation’s Board approved an amendment to Article IV of the Amended and Restated Articles of Incorporation of the Corporation, as amended (the “Articles”), and approved its submission to the shareholders for their approval at the annual meeting.  The proposed amendment to the Articles authorizes 750,000 shares of a new class of Preferred Stock.  The full text of the proposed amendment to Article IV of the Articles is set forth in Appendix A to this Proxy Statement.

The Corporation currently has only one authorized class of capital stock, its Common Stock, which has no par value per share.  The Board believes that it is advisable to increase the Corporation’s authorized capital to include a class of Preferred Stock in order to increase the Corporation’s flexibility to engage in preferred stock financing that the Board believes is favorable to the Corporation, or to enter into arrangements that provide for the potential issuance of preferred stock in the future.  Section 1701.69 of the Ohio Revised Code permits the authorization of a class of preferred stock pursuant to which the Board can designate and issue shares in one or more series and can specify, subject to certain limitations, the relative rights and preferences of any series so designated.  Many publicly traded companies have such a class of authorized preferred stock.

The new class of Preferred Stock, if approved, will be issuable in one or more series with such relative rights and preferences (including voting rights, if any) as are specified by the Board at the time of designation or issuance, without further action on the part of the Corporation’s shareholders.  Future issuances of shares of the Preferred Stock could have the effect of making it more difficult for a person to acquire control of the Corporation and remove management.  At this time, there are no current specific plans, understandings or arrangements for the use of the preferred shares.

The affirmative vote of holders of a two-thirds majority of shares entitled to vote at the annual meeting is required to approve the proposed amendment to Article IV of the Corporation’s Articles.  If the amendment is not approved by the shareholders, the Corporation’s Amended and Restated Articles of Incorporation, as amended, which do not contain a class of preferred stock, will continue in effect.  The proposed amendment, if adopted by the required two-thirds majority vote of the shareholders, will become effective on the date on which the Certificate of Amendment by Shareholders to the Amended and Restated Articles of Incorporation of the Corporation is filed with the Secretary of State of Ohio.  Proxies will be voted in favor of the following resolution unless otherwise instructed by the shareholders.  The Board of Directors recommends that shareholders vote FOR the adoption of the resolution.

The resolution states:

RESOLVED, that Article IV of the Amended and Restated Articles of Incorporation of United Bancshares, Inc., as amended, be amended by deleting the current Article IV and replacing it with the form of Article IV set forth in Appendix A to the Proxy Statement dated March 31, 2010.

PROPOSAL 4 - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Corporation has selected Clifton Gunderson LLP as the Corporation’s independent registered public accounting firm to perform the audit of the Corporation’s financial statements and internal controls over financial reporting for the fiscal year ending December 31, 2010.  Clifton Gunderson LLP was the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2009 and has served the Corporation in that role since 2000.

Representatives from Clifton Gunderson LLP are expected to attend the 2010 annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

We are asking our shareholders to ratify the selection of Clifton Gunderson LLP as the Corporation’s independent registered public accounting firm.  Although ratification of the appointment is not required by law, the Corporation’s Regulations, the Board of Directors’ by-laws or otherwise, the Board is submitting the selection of Clifton Gunderson LLP to our shareholders for ratification as a matter of good corporate practice.  Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Corporation and our shareholders.

It is intended that the common shares represented by the accompanying form of proxy will be voted for the resolution ratifying the appointment of Clifton Gunderson LLP as the Corporation’s independent registered public accounting firm, unless contrary instructions are indicated as provided on the proxy card.  If you do not wish your shares to be voted for the resolution, please so indicate on the proxy card. The Board of Directors recommends that the shareholders vote FOR the adoption of the following resolution. The resolution states:

RESOLVED, That action by the Audit Committee appointing Clifton Gunderson LLP as the Corporation’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Corporation and its subsidiaries for the fiscal year ending December 31, 2010 is hereby ratified, confirmed and approved.

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies each of the current directors and executive officers of United Bancshares.

Name	Age	Principal Occupation(1)	Positions Held with United Bancshares	Director of United Bancshares Since	Director of The Union Bank Company Since (2)
Robert L. Benroth	47	Putnam County Auditor(3)	Director	2003	2001
Robert L. Dillhoff	63	Retired Administrator, Dept. of Transportation (8)	Director	2001	1991
James N. Reynolds	72	Retired Banker; Chairman of United Bancshares	Director and Chairman	2000	1966
H. Edward Rigel	67	Farmer, Rigel Farms, Inc.	Director	2000	1979
David P. Roach	59	Vice-President and General Manager for First Family Broadcasting of Ohio(7)	Director	2001	1997
Daniel W. Schutt	62	President and Chief Executive Officer of United Bancshares(4)	Director, President and CEO	2005	2005
R. Steven Unverferth	57	President of Unverferth Manufacturing Corporation, Inc.	Director	2005	1993
Heather M. Oatman	37	Secretary of United Bancshares(5)	Secretary	N/A	N/A
Brian D. Young	43	Chief Financial Officer, United Bancshares(6)	Chief Financial Officer, Executive Vice President and Treasurer	N/A	2008

(1)

Except as otherwise indicated in this Proxy Statement, each director and officer has held the occupation identified for at least five years preceding the date of this Proxy Statement.

(2)

Indicates year first elected or appointed to the Board of The Union Bank Company, a subsidiary of United Bancshares, or either of its former affiliate banks, Bank of Leipsic or the Citizens Bank of Delphos.

(3)

Mr. Benroth previously served as the Putnam County Treasurer 1997-2007.

(4)

On January 24, 2005, Mr. Schutt was appointed President and Chief Executive Officer of United Bancshares and filled the vacancy on the Board created by the former President and CEO’s retirement.

(5)

Ms. Oatman has served as the Secretary of United Bancshares since April 2008.

(6)

Mr. Young has served as the Chief Financial Officer of United Bancshares since 2001, as the Treasurer since 2002, and as Executive Vice President since December 2005.  Mr. Young also serves as Director and President of The Union Bank Company, a subsidiary of United Bancshares since December 2008 and March 2010, respectively.

(7)

Mr. Roach previously served as a Manager at Maverick Media Radio Stations of Ohio.

(8)

Prior to Mr. Dillhoff’s retirement in 2006, he served as a District Highway Management Administrator for the Ohio Department of Transportation.

Director and Nominee Qualifications

The Nominating Committee of our Board of Directors considers candidates to fill new directorships created by expansion and vacancies that may occur and makes recommendations to the Board of Directors with respect to such candidates. The Board has not adopted a policy with respect to minimum qualifications for directors, rather the Nominating Committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests.  It is a policy of the Nominating Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Corporation and serving the long-term interest of the Corporation’s shareholders.  The committee, in making its nominations, considers all relevant qualifications of candidates for board membership, including, among other things, factors such as an individual’s business experience, industry knowledge and experience, financial background, breadth of knowledge about issues affecting the Corporation, public company experience, regulatory experience, diversity, current employment and other board memberships, and whether the candidate will be independent under the listing standards of the Nasdaq Stock Market.  In some cases, the Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time.  In the case of incumbent directors whose terms of office are set to expire, the committee also reviews such director's overall service to the Corporation during his or her term and any relationships and transactions that might impair such director's independence.

While the Corporation does not have a formal diversity policy for Board membership, the Board seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.  The Nominating Committee considers, among other factors, diversity with respect to viewpoint, skills, experience and community involvement in its evaluation of candidates for Board membership.  Such diversity considerations are discussed by the Nominating Committee in connection with the general qualifications of each potential nominee.

Robert L. Benroth is a current director of United Bancshares and The Union Bank Company.  He currently serves as Auditor and Chief Financial Officer for Putnam County.  Mr. Benroth joined the Board of The Union Bank Company in 2001 and the Board of United Bancshares in 2003.  He serves as Chairman of the Audit Committee and the Employee Stock Repurchase Committee, as well as a member of the Nominating Committee.  Mr. Benroth is a member of the Accountancy Board of Ohio.

Mr. Benroth brings to the Board relevant experience in accounting and financial matters and serves as the Board’s “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. Further, Mr. Benroth brings to the Board an institutional knowledge of The Union Bank Company due to his extensive tenure as a member of its Board.

Robert L. Dillhoff is a current director of United Bancshares and The Union Bank Company.  He is a retired Administrator with the Ohio Department of Transportation. He joined the Board of the Citizen Bank of Delphos in 1991 (and, subsequent to the acquisition of the Citizen Bank of Delphos by The Union Bank Company, the Board of The Union Bank Company in 2001) and the Board of United Bancshares in 2001.  He is Chairman of the Nominating Committee and the Compensation Committee, as well as a member of the Audit Committee.

Mr. Dillhoff brings to the Board extensive experience in organizational management, human resources, banking industry and marketplace knowledge.  Mr. Dillhoff’s banking and marketplace knowledge resulted from his service on the Board of Directors of the Citizens Bank of Delphos, from 1991 to 2001 and The Union Bank Company and United Bancshares since 2001.

James N. Reynolds is currently a director and Chairman of United Bancshares and a director of The Union Bank Company.  Mr. Reynolds formerly served as Chief Executive Officer of the Bank of Leipsic, a role he occupied from 1965 until 1998.  He joined the Board of the Bank of Leipsic in 1966 (and, subsequent to the acquisition of the Bank of Leipsic by The Union Bank Company, the Board of The Union Bank Company in 2000) and the Board of United Bancshares in 2000.

Mr. Reynolds provides valuable insights and industry knowledge due to his extensive career in the banking and financial services industries, including over 40 years of executive management experience.  He also brings to the Board an institutional knowledge of The Union Bank Company (particularly its Leipsic branch) and United Bancshares due to his extensive tenures on those respective boards.

H. Edward Rigel is currently a director of United Bancshares and a director of The Union Bank Company.  He joined the Board of the Bank of Leipsic in 1977 (and, subsequent to the acquisition of the Bank of Leipsic by The Union Bank Company, the Board of The Union Bank Company in 2000) and the Board of United Bancshares in 2000.  He is also President of Rigel Farms, Inc., a role that he has occupied since 1977.  He is a member of the Nominating Committee.

Mr. Rigel's executive and management experience have equipped him to contribute to the Board's oversight of management and business activities.  He also brings to the Board an institutional knowledge of the Bank of Leipsic, The Union Bank Company and United Bancshares due to his extensive tenures on those respective boards.

David P. Roach is currently a director of United Bancshares and a director of The Union Bank Company.  He joined the Board of the Citizens Bank of Delphos in 1997 (and, subsequent to the acquisition of the Citizens Bank of Delphos by The Union Bank Company, the Board of The Union Bank Company in 2001) and the Board of United Bancshares in 2001.  He is currently the Vice-President and General Manager for First Family Broadcasting of Ohio.  He is a member of the Compensation Committee.

Mr. Roach’s extensive executive and management experience have equipped him to contribute to the Board's oversight of management and business activities.  Further, Mr. Roach brings relevant experience and an institutional knowledge of the Corporation developed through his long tenure on the Citizens Bank of Delphos, The Union Bank Company and United Bancshares Boards.

Daniel W. Schutt is a current director and President and Chief Executive Officer of United Bancshares and a director of The Union Bank Company.  Mr. Schutt has been a director of The Union Bank Company and United Bancshares since 2005.  He became President and CEO of United Bancshares in 2005.

Through his tenure on the Board and over 40 years of experience, including 25 years of experience as an executive, within the banking industry, Mr. Schutt has developed unique insights into the business activities of the Corporation and its subsidiaries and provides the Board with information as to the operations of each, identifying near- and long-term challenges and opportunities for the Corporation.

R. Steven Unverferth is a current director of United Bancshares and The Union Bank Company.  He is also President of Unverferth Manufacturing Corporation, Inc., a large agricultural equipment manufacturer.  Mr. Unverferth became affiliated with the Board of The Union Bank Company in 1993 and joined the Board of United Bancshares in 2005.  Mr. Unverferth serves on the Audit Committee and the Compensation Committee.

Mr. Unverferth brings to the Board an extensive executive management and agricultural experience which equip him to contribute to the Board's oversight of the Corporation’s management and business activities.  Further, Mr. Unverferth brings to the Board an institutional knowledge of The Union Bank Company due to his extensive tenure as a member of its Board.

CERTAIN BENEFICIAL OWNERS

Under Rule 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities.  The shareholder identified in the following table is deemed to be beneficial owner of 5% or more of the common stock of United Bancshares as of December 31, 2009.  The Corporation is not aware of any other shareholder beneficially owning 5% or more of the Corporation’s common stock.

Title of Class	Name and Address of Beneficial Owner	Numbers of Shares Beneficially Owned	Percent of Class
Common	Joe S. Edwards, Jr. 2626 Shoreline Drive Lima, Ohio 45805	185,101	5.37

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of conducting its business, United Bancshares, for itself or through its banking subsidiary, may engage in transactions with the employees, directors and managers of United Bancshares and The Union Bank Company which may include, but not be limited to, loans.  With the exception of certain discounts available to employees which are administered in accordance with applicable federal and Ohio banking law, all banking transactions with directors, employees or managers of United Bancshares, or its subsidiary, are conducted on the same basis and terms as would be provided to any other bank customer. In addition, each of these transactions was made on terms similar to those that could have been negotiated with an unaffiliated third party.

To the knowledge of United Bancshares, no director, officer or affiliate of the Corporation, owner of record or beneficially of more than 5% of the Corporation’s common stock, or any associate of any such director, officer, affiliate of the Corporation or security holder, is an adverse party to the Corporation or any of its subsidiaries or has a material interest that is adverse to the Corporation or any of its subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires United Bancshares’ officers and directors and persons who own more than 10% of a registered class of the Corporation’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish United Bancshares with copies of all Section 16(a) forms they file.  Based solely on the Corporation’s review of the Section 16(a) forms received by it and by statements of officers and directors concerning their compliance with the applicable filing requirements and with the exception of four Form 5s for dividend reinvestment purchases by James N. Reynolds for the years 2005 - 2008 for a total of 257 shares, which were subsequently filed in February 2010, the officers, directors and greater than 10% beneficial owners of United Bancshares have complied with all applicable filing requirements.

CORPORATE GOVERNANCE

Board of Director and Shareholders Meetings

The Board of Directors met 19 times during the fiscal year ended December 31, 2009.  The directorate as a whole attended at least 95% of the total number of Board meetings and 3 of the directors attended 100% of the total number of meetings.  United Bancshares encourages its directors to attend its Annual Meetings of Shareholders, and all directors attended the 2009 Annual Meeting of Shareholders. Directors receive up to $10,000 annual compensation for their service on the Board of Directors of United Bancshares.  Additionally, the Chairman of the Board receives $5,000, the Chairman of the Audit Committee receives $2,500, the Chairman of the Nominating Committee receives $500 and the Chairman of the Compensation Committee receives $500 for their service in these positions.  Inside directors are not compensated for their services as directors beyond their salaries received from United Bancshares or its subsidiaries.  All of the directors of United Bancshares also serve as directors of United Bancshares’ depository subsidiary, The Union Bank Company.  Each of the outside directors receives additional compensation for their services as a director of a subsidiary.

Board Leadership Structure and Risk Oversight

The Chairman of the Board is a director and presides at meetings of the Board.  The Chairman is appointed on an annual basis by at least a majority vote of the remaining directors.  Currently, the offices of Chairman of the Board and Chief Executive Officer are separated.  Such separation enables the Chairman to devote his time to managing the Board and the Chief Executive Officer to focus on the operations of the Corporation.  The Corporation has no fixed policy with respect to  separation of the offices of the Chairman of the Board and Chief Executive Officer, and the Board believes it is in the best interests of the Corporation and its shareholders to review the leadership structure from time to time.

The Board of Directors is responsible for consideration and oversight of risks facing the Corporation, and is responsible for ensuring that material risks are identified and managed appropriately. Several oversight functions are delegated to committees of the Board with such committees regularly reporting to the full Board the results of their respective oversight activities.  As part of this process, the Board reviews management’s risk-assessment process and periodically reviews the most important enterprise risks to ensure that compensation programs do not encourage excessive risk-taking.  Additional review or reporting on enterprise risks is conducted as needed or as requested by the Board or Board committee.

Board of Director Independence

Each year, the Board of Directors reviews the relationships that each director has with the Corporation and with other parties.  Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable Financial Industry Regulatory Authority (FINRA) Rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors.  Such definition of independence is not available on the Corporation’s website; however, it is attached as Appendix A to the Corporation’s Definitive Proxy Statement pursuant to Section 14(a) filed on March 20, 2008, SEC file reference number 333-86453.  The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members.  These factors include its members’ current and historic relationships with the Corporation and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Corporation; and the relationships between the Corporation and other companies of which the Corporation’s board members are directors or executive officers.  After evaluating these factors, the Board of Directors has determined that all of the Directors, with the exception of Daniel W. Schutt, are independent directors of the Corporation within the meaning of applicable FINRA Rules.

Independent members of the Board of Directors of the Corporation meet in executive session without management present, and are scheduled to do so at least two times per year.  The Board of Directors has designated James N. Reynolds as the presiding director for these meetings.  Should the shareholders fail to approve Proposal 1 in this proxy statement at the annual meeting thereby rendering Mr. Reynolds ineligible for election as a director, the Board will designate a replacement director to serve as presiding director for such meetings.

Shareholder Communications

Our shareholders may communicate directly with the members of the Board of Directors or the individual chairman of standing committees of the Board of Directors by writing directly to those individuals at the following address: 100 South High Street, Columbus Grove, Ohio 45830.  The Corporation’s general policy is to forward, and not to intentionally screen, any mail received at the Corporation’s corporate office that is sent directly to an individual.

Code of Ethics

On February 17, 2004, the Board of Directors adopted a Code of Ethics which is applicable to the Chief Executive Officer, Chief Financial Officer and all other senior financial officers.  A copy of the Code of Ethics is attached as Appendix B to the Corporation’s Definitive Proxy Statement pursuant to Section 14(a) filed on March 20, 2008, SEC file reference number 333-86453.  In addition, the Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors.

COMMITTEES OF THE BOARD OF DIRECTORS

The Corporation has an Audit Committee the members of which are R. Steven Unverferth, Robert L. Dillhoff, and Robert L. Benroth (Chairman).  The Audit Committee was created and a written charter for the Audit Committee was adopted on August 8, 2000, and amended on February 15, 2005.  All of the members of the Audit Committee are (i) independent directors as defined in Nasdaq Stock Market Rule 4200(a)(15); (ii) meet the criteria for independence set forth in Rule 10A(m)(3) of the Securities Exchange Act of 1934; and (iii) have not participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years.  The Board of Directors has determined that Robert L. Benroth is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Audit Committee has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence with management.  The primary functions of the Audit Committee are to oversee: (i) the audit of the financial statements of the Corporation provided to the SEC, the Corporation’s shareholders and to the general public; (ii) the Corporation’s internal financial and accounting controls and processes; and (iii) the independent audit process.  The Audit Committee met a total of 4 times during the fiscal year ended December 31, 2009.  A copy of the Audit Committee Charter is attached as Appendix C to the Corporation’s Definitive Proxy Statement pursuant to Section 14(a) filed on March 20, 2008, SEC file reference number 333-86453.

The Corporation has a Nominating Committee, the members of which are Robert L. Dillhoff (Chairman), Robert L. Benroth, and H. Edward Rigel.  Each member of the Nominating Committee is independent within the meaning of applicable SEC and FINRA Rules.  The Nominating Committee was formed in 2003.  This Committee is responsible for reviewing the qualifications of potential candidates for the Board of Directors, including those potential candidates submitted by shareholders.  In addition, the Nominating Committee recommends to the Board of Directors candidates for election as directors at the Corporation’s annual meetings and candidates to fill vacancies on the Board of Directors.  United Bancshares does not have a formal policy regarding consideration of such recommendations, however, any recommendations received from shareholders will be evaluated in the same manner that potential nominees suggested by the Board of Directors are evaluated, as described below.  Shareholders may send director nomination recommendations to the Secretary of the Corporation at 100 South High Street, Columbus Grove, Ohio 45830.  The Nominating Committee met a total of 1 time during the fiscal year ended December 31, 2009.  The Nominating Committee has adopted a written charter.  The Nominating Committee Charter is not available on the Corporation’s website; however, a copy of the Nominating Committee Charter is attached as Appendix D to the Corporation’s Definitive Proxy Statement pursuant to Section 14(a) filed on March 20, 2008, SEC file reference number 333-86453.

It is a policy of the Nominating Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Corporation and serving the long-term interest of the Corporation’s shareholders. The Nominating Committee’s process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Corporation during their term, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with the Corporation during the applicable time period; and (2) in the case of new director candidates, the Nominating Committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating Committee may conduct an interview of a possible candidate and then meet to discuss and consider such candidates’ qualifications, including whether the nominee is independent for purposes of the FINRA Rules. It then selects a candidate for recommendation to the Board of Directors by majority vote.  In seeking potential nominees, the Nominating Committee uses its network of contacts and those who have expressed interest to compile a list of potential candidates.  To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. The Nominating Committee meets as many times as necessary to determine the nominees for the Board of Directors for the next annual meeting.

United Bancshares has a Compensation Committee, the members of which are David P. Roach, R. Steven Unverferth and Robert L. Dillhoff (Chairman).  Each member of the Compensation Committee is independent within the meaning of applicable FINRA Rules and non-employee directors within the meaning of Section 162 of the Internal Revenue Code and Rule 16b-3 under the Exchange Act.  The Compensation Committee is responsible for reviewing the compensation, performance and retention related issues with respect to the executive officers of United Bancshares.  The Compensation Committee does not have a charter. In 2009, the Compensation Committee met 2 times.

The Compensation Committee of the Board of Directors is responsible for determining the compensation to be paid to the Corporation’s executive officers and for the performance review of the Chief Executive Officer, while the entire Board of Directors of the Corporation is responsible for developing the executive compensation principles, policies and programs for all of our executive officers. In establishing the final compensation for the named executive officers, the Compensation Committee proposes the compensation amounts to the Board of Directors, which makes any necessary changes to the compensation and gives final approval of the compensation. The Compensation Committee does not employ compensation consultants for recommendations concerning executive compensation.

Audit Committee Report

The Audit Committee of United Bancshares’ Board of Directors is responsible for providing independent, objective oversight of the Corporation’s accounting functions and internal controls.  The Audit Committee is composed of three directors, each of whom is independent within the meaning of applicable FINRA Rules.  The Audit Committee operates under a written charter approved by the Board of Directors.  A copy of the Audit Committee Charter is attached as Appendix C to the Corporation’s Definitive Proxy Statement pursuant to Section 14(a) filed on March 20, 2008, SEC file reference number 333-86453.

Management of the Corporation is responsible for the Corporation’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles.  The Corporation’s auditors are responsible for auditing those financial statements.  The Audit Committee’s responsibility is to monitor and review these processes.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management.  The Committee has also reviewed and discussed with Clifton Gunderson LLP, the Corporation’s independent auditors, the matters required to be discussed by SAS 61 (Statement on Auditing Standards), as may be modified or supplemented.  The Audit Committee also discussed with the independent auditors the overall quality of the Corporation’s accounting policies.

The Audit Committee also has received the written disclosures from the independent accountants regarding its independence within the meaning of the Securities Acts administered by the Securities and Exchange Commission and, as required, has discussed with Clifton Gunderson its independence.

Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC.

This report has been provided by the Audit Committee:

Robert L. Dillhoff

Robert L. Benroth

R. Steven Unverferth

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the compensation paid by United Bancshares on a consolidated basis to the Chief Executive Officer and the Chief Financial Officer.  There were no other named executive officers whose total compensation exceeded $100,000 for the year ended December 31, 2009.

Name and Principal Position	Year	Salary($) (i)	Bonus($) (ii)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)(iii)	All Other Compensation($) (iv)	Total ($)
Daniel W. Schutt, President and Chief Executive Officer of United Bancshares	2009 2008 2007	288,945 275,195 263,195	26,000 25,000 25,000	N/A	N/A	81,971 117,688 115,941	22,050(1) 20,700(3) 21,232(5)	418,966 438,583 425,368
Brian D. Young, Chief Financial Officer, EVP and Treasurer of United Bancshares	2009 2008 2007	168,500 155,000 144,000	21,000 20,000 18,000	N/A	N/A	1,696 1,514 1,348	17,055(2) 15,750(4) 14,580(6)	208,251 192,264 177,928

(1)

Includes $14,700 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2009, and $7,350 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(2)

Includes $11,370 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2009, and $5,685 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(3)

Includes $13,800 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2008, and $6,900 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(4)

Includes $10,500 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2008, and $5,250 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(5)

Includes $13,500 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2007, and $7,732 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(6)

Includes $9,720 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2007, and $4,860 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

The total compensation package of executive officers of the Corporation includes (i) base salary, (ii) discretionary annual cash bonuses, (iii) deferred compensation, and (iv) other compensation, which includes discretionary and matching contributions to the Corporation’s Employee Stock Ownership Plan for the executives’ benefit and the Salary Continuation Agreements.

The Corporation has accrued $382,655 through December 31, 2009 relating to Mr. Schutt’s Executive Supplemental Income Agreement.  However, such amounts have not been funded at the time of this report.

Executive officers also receive other employee benefits generally available to all employees of the Corporation, including participation in medical plans and the Employee Stock Purchase Plan.

Mr. Schutt has been employed pursuant to an Employment Agreement dated January 14, 2005 and which, pursuant to its terms, expired on January 13, 2010.  The employment agreement provided for an annual salary of at least $238,000 each year, that the Board of Directors may increase, plus a signing bonus of $25,000.  The employment agreement also provided for the amounts to be paid to Mr. Schutt pursuant to the Executive Supplemental Income Agreement, as well as certain termination payments described in the “Potential Payments on Termination or Change in Control” section below.  Mr. Schutt continues to be employed by the Corporation on an at-will basis, and the provisions of the Executive Supplemental Income Agreement continue in force.  Additionally, pursuant to the terms of the Employment Agreement, Mr. Schutt and the Corporation entered into a Change in Control Agreement effective as of January 14, 2010, providing for certain payments to be made to Mr. Schutt on his termination within a year of any change in control within a certain time from the entering of the agreement.  A copy of the Change in Control Agreement is attached as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K filed on January 15, 2010, SEC file reference number 333-86453.

Mr. Young is employed pursuant to an Agreement dated July 18, 2006, which does not have an ending date.  It also does not set a base salary, but provides for certain termination payments described in the “Potential Payments on Termination or Change in Control” section below.

Defined Benefit Plan Disclosure

Executive Supplemental Income Plan

The following table contains information related to our named executive officers’ participation in our non-qualified deferred compensation plan.

Non-qualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Daniel W. Schutt, President and Chief Executive Officer of United Bancshares	N/A	81,971	N/A	N/A	382,655
Brian D. Young, Chief Financial Officer, EVP and Treasurer of United Bancshares	N/A	1,696	N/A	N/A	7,746

(1)

Such amounts have been expensed and are reflected as an accrued liability by the Corporation, but have not been funded.

The Union Bank Company sponsors supplemental income plans.  These non-qualified retirement plans benefit certain individuals designated by the Board of Directors of the Bank.  The supplemental income plans provide eligible individuals with supplemental retirement benefits, the amount of which is based upon the individual’s years of service with The Union Bank Company.  Currently, Mr. Schutt and Mr. Young are among those individuals who participate in the plans.  The formula by which benefits are determined is based upon age, years of service, age at retirement and actuarially determined variables. Under his plan, Mr. Schutt’s annual retirement benefit, if he retires, will be $40,000 per year for fifteen years.   Under his plan, Mr. Young’s retirement benefit, if he retires at age 65, will be a lump sum distribution of approximately $144,000.   The current accrued values of the named executive’s plans are $382,655 and $7,746 for Mr. Schutt and Mr. Young, respectively.

Benefits under the supplemental income plan become payable when the designated individual’s employment terminates with The Union Bank Company due to normal retirement, early retirement, death or disability.

Potential Payments upon Termination or Change in Control

The employment agreements of the named executive officers, as well as the Chief Executive Officer’s Executive Supplemental Income Agreement and Change In Control Agreement, and the Chief Financial Officer’s Salary Continuation Agreement provide for payments and/or vesting of benefits under certain circumstances in connection with termination of employment and a change in control.  The triggering events for payments and vesting of benefits in the various agreements and plans are relatively common for agreements and plans of this nature, and are designed to provide for fair treatment of the participants under the various circumstances and to reasonably reward the participants for their loyalty and commitment to the Corporation.  The following section describes the potential payments and other benefits that would have been received by each named executive if there had been a change in control or other termination of their employment with the Corporation on the last day of 2009.

While the definition of change in control varies among our various agreements and plans, in general a “change in control” means a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation.

Daniel W. Schutt

Under the terms of Mr. Schutt’s employment agreement, which expired by its terms on January 13, 2010, he would have received no change in control payment as of the end of 2009.  Under Mr. Schutt’s Salary Continuation Agreement, in the event of a change in control at the end of 2009, Mr. Schutt would be entitled to receive annual payments of $40,000 for the 15 years after the change in control.

In the event that Mr. Schutt was terminated without cause at the end of 2009, Mr. Schutt would have been entitled to a lump sum payment equal to his base salary through the end of the term of the employment agreement, equal to $11,346 and no other payments under either employment agreement or his Salary Continuation Agreement.

In the event that Mr. Schutt left the employment of the Corporation for any other reason (including death, disability, retirement, termination for cause, or resignation) at the end of 2009, he would only have been entitled to compensation through the last date of the employment under his employment agreement.  Under his Salary Continuation Agreement, in the event that he left the employment of the Corporation for any of the above reasons, other than disability or death, he would have been entitled to payments.

Under his Salary Continuation Agreement, in the event that Mr. Schutt became disabled at the end of 2009, he would be entitled to aggregate payments equal to $382,655 paid in 180 consecutive equal monthly installments beginning 30 days after his separation of service due to the disability.

In the event that Mr. Schutt died at the end of 2009, under his Salary Continuation Agreement, his beneficiaries would have been entitled to receive annual payments of $40,000 for the 15 years after Mr. Schutt’s termination of employment.

Since the Change in Control Agreement was entered by the Corporation and Mr. Schutt effective as of January 14, 2010, no change in control payment would have been due to Mr. Schutt under that agreement as of the end of 2009, but the agreement will provide for payments in the event of a change in control in future years pursuant to its terms.

Brian D. Young

Under the terms of Mr. Young’s employment agreement, if a change in control were to have occurred at the end of 2009, Mr. Young would have been entitled to the lesser of $437,500 (2.5 times his base salary as the date of the change of control), or one dollar less than the largest amount that could be paid to him without the payment qualifying as a “parachute payment” under Section 280G(b)(2)(A) of the Internal Revenue Code of 1986, as amended.  The Corporation would have had to make the payment within 15 days of the change in control.  The Corporation would also have to pay the premiums for Mr. Young’s COBRA insurance for one year following the termination.

Also, in the event that Mr. Young’s employment was terminated in connection with the change in control, he also would be entitled to the entire amount accrued under his Salary Continuation Agreement, or $7,746 to be paid within 90 days from the change in control.

In the event that Mr. Young was terminated without cause, or resigned due to (a) a material diminution of his duties, responsibilities, compensation or benefits, (b) a reduction in his base salary, (c) a required relocation of more than 20 miles from Columbus Grove, Ohio, or (d) a disagreement as to the strategic plan of the Corporation, Mr. Young would be entitled to the same benefits as if a change in control happened.  In addition, in such event, Mr. Young would have been entitled to a payment of $7,746 (the amount accrued under the Salary Continuation Agreement).

In the event that Mr. Young was terminated for cause, Mr. Young would be entitled to payment of his base salary through the end of his employment, and no further payments.

In the event that Mr. Young voluntarily resigned other than for the reasons listed above, or was disabled at the end of 2009, he would be entitled to payment of his base salary through the end of his employment, and would be entitled to a payment of $7,746 (the amount accrued under the Salary Continuation Agreement).

In the event that Mr. Young’s employment with the Corporation terminated due to death at the end of 2009, his beneficiaries would be entitled to the payment of his base salary through the end of his employment, and would be entitled to a payment of approximately $144,000.

Compensation of the Outside Directors

The following table contains information concerning the compensation earned in 2009 by the Corporation’s directors.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Total ($)
Robert L. Benroth	20,300(1)		20,300
Robert L. Dillhoff	18,800(2)		18,800
James N. Reynolds	22,200(3)	50,000	72,200
H. Edward Rigel	17,800(4)		17,800
David P. Roach	17,800(4)		17,800
Daniel W. Schutt	-		-
R. Steven Unverferth	17,800(4)		17,800

(1)

Constitutes $10,000 in compensation for service on the Board of Directors of the Corporation, $2,500 in compensation for service as Chairman of the Audit Committee, and $7,800 for service on the Board of Directors of The Union Bank Company.

(2)

Constitutes $10,000 in compensation for service on the Board of Directors of the Corporation, $1,000 in compensation for service as Chairman of the Nomination and Compensation Committees, and $7,800 for service on the Board of Directors of The Union Bank Company.

(3)

Constitutes $10,000 in compensation for service on the Board of Directors of the Corporation, $5,000 in compensation for service as Chairman of the Board, and $7,200 for service on the Board of Directors of The Union Bank Company.

(4)

Constitutes $10,000 in compensation for service on the Board of Directors of the Corporation and $7,800 for service on the Board of Directors of The Union Bank Company.

The Corporation’s directors receive up to $10,000 annual compensation for their service on the Board of Directors of United Bancshares and up to $7,800 for their service on the Corporation’s wholly owned subsidiary The Union Bank Company.  Additionally, the Chairman of the Board receives $5,000, the Chairman of the Audit Committee receives up to $2,500, the Chairman of the Nominating Committee receives up to $500 and the Chairman of the Compensation Committee receives up to $500 for their service in these positions.  Inside directors are not compensated for their services as directors beyond their salaries received from United Bancshares or its subsidiaries.

As a result of its 2000 acquisition of the Bank of Leipsic (“Leipsic”), The Union Bank Company, the Corporation’s wholly owned subsidiary, has an agreement to provide retirement benefits to Mr. Reynolds, who previously served as the President of Leipsic.  Under the agreement, $50,000 is paid per year until 2021.  At December 31, 2009, the net present value (based on the 7% discount rate) of future deferred compensation payments amounted to approximately $379,000.

Mr. Roach holds the only options currently outstanding.  Mr. Roach may tender his 5,146 remaining outstanding options (average exercise price of $9.66 per share, issued in May of 2000) under the pyramiding transactions exercise method.  As of December 31, 2009, the options had no value, since the Corporation’s shares traded under the exercise price.  The options were issued at the fair market value of the common stock at the time of issuance.

INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant selected by the Board of Directors for the current year is Clifton Gunderson LLP, 1400 Edison Plaza, 300 Madison Avenue, Toledo, Ohio 43604.  A representative of the principal accountant will be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Clifton Gunderson for professional services rendered for the annual audit of the Corporation’s consolidated financial statements for the 2009 and 2008 fiscal years and the reviews of the consolidated financial statements included in the Corporation’s Quarterly Reports on Form 10-Q were $116,700 in 2009 and $109,660 in 2008.

Audit-Related Fees

The aggregate fees billed by Clifton Gunderson for assurance and related services that are reasonably related to the performance of the audit of the Corporation’s financial statements and not reported under “Audit Fees” were $13,800 for 2009 and $14,700 for 2008. The services for the fees disclosed under this category relate to the audit of the Corporation’s ESOP benefit plan in 2009 and 2008.

Tax Fees

There were no aggregate fees billed by Clifton Gunderson for professional services rendered for miscellaneous tax matters in 2009 and 2008.

All Other Fees

There were no other fees of Clifton Gunderson not included in “Audit Fee,” “Audit-Related Fees” or “Tax Fees” for the two most recent fiscal years.

As required by the Sarbanes-Oxley Act of 2002, the Audit Committee is responsible for the approval of all audit and permitted non-audit services performed by the independent public accountants for the Corporation.  The entire Audit Committee is responsible for deciding to engage its independent auditor, and determines whether to approve all audit and permitted non-audit services performed by the independent accountants.  As such, no other pre-approval policies or procedures are currently in place. The Audit Committee approved 100% of the audit services performed by Clifton Gunderson.  There were no non-audit services provided by Clifton Gunderson to the Corporation in 2009 and 2008.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 28, 2010.  The proxy statement and annual report to security holders are available at http://www.theubank.com/ubohproxystatement.html.

The proxy statement, annual report to security holders and form of proxy are being made publicly available, free of charge, on the aforementioned website, which will remain available through the conclusion of the Annual Meeting of Shareholders to be held on April 28, 2010 at 7:00 p.m. at The Union Bank Company, 100 South High Street, Columbus Grove, Ohio.  If you need directions to the location of the annual meeting in order to attend the meeting and vote in person, please contact Heather M. Oatman at (419) 659-2141.

2011 ANNUAL MEETING

In order for any shareholder proposal for the 2011 Annual Meeting of Shareholders to be eligible for inclusion in the Corporation’s proxy statement relating to that meeting and to be presented for shareholder action at that meeting, it must be received by the Secretary of the Corporation at 100 South High Street, Columbus Grove, Ohio 45830, prior to November 30, 2010.  The form of proxy distributed by the Corporation with respect to the 2011 Annual Meeting of Shareholders may include discretionary authority to vote on any matter which is presented to the shareholders at the meeting if the Corporation does not receive notice of that matter at the above address prior to February 15, 2011.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented at the Annual Meeting and does not intend to bring other matters before the Annual Meeting.  However, if other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Corporation.

DOCUMENTS INCORPORATED BY REFERENCE

In accordance with Item 13(b)(2) of the SEC’s Schedule 14A, certain financial and other information required to be disclosed in connection with Proposal 3 are incorporated by reference to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009 and specifically to the sections included therein entitled as follows: (i) “Selected Financial Data”; (ii) “Financial Statements and Supplementary Data”; (iii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (iv) “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”; and (v) “Quantitative and Qualitative Disclosures About Market Risk.”  We are delivering to security holders with this proxy statement the aforementioned information incorporated by reference in accordance with Item 13(b)(2).

By order of the Board of Directors

Daniel W. Schutt

President and Chief Executive Officer

APPENDIX A

PROPOSED AMENDMENT TO

THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF UNITED BANCSHARES, INC.

ARTICLE IV

(A)  The maximum number of shares of Common Stock which the Corporation is authorized to have outstanding is Ten Million (10,000,000) shares, all of which shall be without par value.

(B)  The maximum number of Preferred Stock which the Corporation is authorized to have outstanding is Seven-Hundred Fifty Thousand (750,000) shares, all of which shall be without par value.  The Board of Directors is hereby authorized, subject to the limitations prescribed by law or the provisions of this Article IV, by filing articles of amendment pursuant to the applicable laws of the State of Ohio, to provide for the issuance of shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each series and to fix the designations, powers and preferences and rights of the shares of each such series and qualifications, limitations or restrictions thereof.  The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

(i) the number of shares constituting that series and the distinct designation of that series;

(ii) the dividend rate, if any, on such shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends or other distributions on shares of that series;

(iii) whether that series shall have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(iv) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for the adjustment of the conversion rate in such events as the Board of Directors shall determine;

(v) whether the shares of that series shall be redeemable or exchangeable, and, if so, the terms and conditions of such redemption or exchange, including the date or dates upon or after which they shall be redeemable or exchangeable, and the amount per share payable in case of redemption or exchange, which amount may vary under different conditions and at different redemption or exchange rates;

(vi) whether that series shall have a sinking fund for redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(vii) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii) any other relative rights, preferences and limitations of that series.

Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.  [X]

Annual Meeting Proxy Card Common

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A					Proposals ▬ The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 1, 3, and 4.
		For	Against	Abstain
1. An amendment to the Amended and Restated Regulations of United Bancshares, Inc. to remove the mandatory retirement provision for directors upon reaching the age of seventy-two yeas.		[ ]	[ ]	[ ]

2. Election of Directors:
01- Robert L. Benroth	For Withhold [ ] [ ]	02 - Robert L. Dillhoff	For Withhold [ ] [ ]		03 - James N. Reynolds	For Withhold [ ] [ ]

04 - H. Edward Rigel	For Withhold [ ] [ ]	05 - David P. Roach	For Withhold [ ] [ ]		06 - Daniel W. Schutt	For Withhold [ ] [ ]

07 - R. Steven Unverferth	For Withhold [ ] [ ]
		For	Against	Abstain		For	Against	Abstain
3. An amendment to the Amended and Restated Articles of Incorporation of United Bancshares, Inc., as amended, to authorize 750,000 shares of Preferred Stock of United Bancshares, Inc.		[ ]	[ ]	[ ]	4. Ratifying the appointment of Clifton Gunderson LLP as the independent registered public accounting firm for United Bancshares, Inc.	[ ]	[ ]	[ ]
B	Non-Voting Items
Change of Address ▬ Please print your new address below.			Comments ▬ Please print your comments below.			Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting.

C	Authorized Signatures ▬ This section must be completed for your vote to be counted. ▬ Date and Sign Below

Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signature is by a corporation, a duly authorized officer should sign in full corporate name. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) - Please print date below.		Signature 1 - Please keep signature within the box.			Signature 2 - Please keep signature within the box.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy -- United Bancshares, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- APRIL 28, 2010

The undersigned having received notice of the Annual Meeting of Shareholders of United Bancshares, Inc., Columbus Grove, Ohio to be held at 7:00 p.m., April 28, 2010, hereby designates and appoints the Proxy Committee of the Board of Directors, as attorney and proxy for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of United Bancshares, Inc., which the undersigned is entitled to vote at such Annual Meeting of Shareholders or at any adjournments thereof, such proxies being directed to vote as specified below on the following proposals and, in their discretion, on any other business that may properly come before the Annual Meeting or any adjournments thereof, including a proposal to adjourn the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is given, the proxy will be voted FOR the proposals.

This Proxy is solicited by the Board of Directors.  The Board of Directors recommends a FOR vote on the proposals.

THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS

OF UNITED BANCSHARES, INC.

ALL FORMER PROXIES ARE HEREBY REVOKED

Please complete, sign, date and promptly mail this proxy in the enclosed postage paid envelope.

Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.  [X]

Annual Meeting Proxy Card Broker

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A					Proposals ▬ The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 1, 3, and 4.
		For	Against	Abstain
1. An Amendment to the Amended and Restated Regulations of United Bancshares, Inc. to remove the mandatory retirement provision for directors upon reaching the age of seventy-two years.		[ ]	[ ]	[ ]

2. Election of Directors
01- Robert L. Benroth	For Withhold [ ] [ ]	02 - Robert L. Dillhoff	For Withhold [ ] [ ]		03 - James N. Reynolds	For Withhold [ ] [ ]

04 - H. Edward Rigel	For Withhold [ ] [ ]	05 - David P. Roach	For Withhold [ ] [ ]		06 - Daniel W. Schutt	For Withhold [ ] [ ]

07 - R. Steven Unverferth	For Withhold [ ] [ ]
		For	Against	Abstain		For	Against	Abstain
3. An amendment to the Amended and Restated Articles of Incorporation of United Bancshares, Inc., as amended, to authorize 750,000 shares of Preferred Stock of United Bancshares, Inc.		[ ]	[ ]	[ ]	4. Ratifying the appointment of Clifton Gunderson LLP as the independent registered public accounting firm for United Bancshares, Inc.	[ ]	[ ]	[ ]

B	Authorized Signatures ▬ This section must be completed for your vote to be counted. ▬ Date and Sign Below

Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signature is by a corporation, a duly authorized officer should sign in full corporate name. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) - Please print date below.		Signature 1 - Please keep signature within the box.				Signature 2 - Please keep signature within the box.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy -- United Bancshares, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- APRIL 28, 2010

The undersigned having received notice of the Annual Meeting of Shareholders of United Bancshares, Inc., Columbus Grove, Ohio to be held at 7:00 p.m., April 28, 2010, hereby designates and appoints the Proxy Committee of the Board of Directors, as attorney and proxy for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of United Bancshares, Inc., which the undersigned is entitled to vote at such Annual Meeting of Shareholders or at any adjournments thereof, such proxies being directed to vote as specified below on the following proposals and, in their discretion, on any other business that may properly come before the Annual Meeting or any adjournments thereof, including a proposal to adjourn the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is given, the proxy will be voted FOR the proposals.

This Proxy is solicited by the Board of Directors.  The Board of Directors recommends a FOR vote on the proposals.

THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS

OF UNITED BANCSHARES, INC.

ALL FORMER PROXIES ARE HEREBY REVOKED

Please complete, sign, date and promptly mail this proxy in the enclosed postage paid envelope.

Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.  [X]

Annual Meeting Proxy Card ESOP

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A  Election of Directors -- The Board of Directors recommends a vote FOR the following nominees.

A	Proposals ▬ The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 1, 3, and 4.
For	Against	Abstain
1. An amendment to the Amended and Restated Regulations of United Bancshares, Inc. to remove the mandatory retirement provision for directors upon reaching the age of seventy-two years.	[ ]	[ ]	[ ]

2. Election of Directors
01- Robert L. Benroth	For Withhold [ ] [ ]	02 - Robert L. Dillhoff	For Withhold [ ] [ ]	03 - James N. Reynolds	For Withhold [ ] [ ]

04 - H. Edward Rigel	For Withhold [ ] [ ]	05 - David P. Roach	For Withhold [ ] [ ]	06 - Daniel W. Schutt	For Withhold [ ] [ ]

07 - R. Steven Unverferth	For Withhold [ ] [ ]
For	Against	Abstain	For	Against	Abstain
3. An amendment to the Amended and Restated Articles of Incorporation of United Bancshares, Inc., as amended, to authorize 750,000 shares of Preferred Stock of United Bancshares, Inc.	[ ]	[ ]	[ ]	4. Ratifying the appointment of Clifton Gunderson LLP as the independent registered public accounting firm for United Bancshares, Inc.	[ ]	[ ]	[ ]
B	Non-Voting Items
Change of Address - Please print your new address below.	Comments - Please print your comments below.	Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting.

C	Authorized Signatures ▬ The section must be completed for your vote to be counted. ▬ Date and Sign Below

Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signature is by a corporation, a duly authorized officer should sign in full corporate name. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy -- United Bancshares, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- APRIL 28, 2010

The undersigned having received notice of the Annual Meeting of Shareholders of United Bancshares, Inc., Columbus Grove, Ohio to be held at 7:00 p.m.,  April  28,  2010, hereby designates and appoints the Proxy Committee of the Board of Directors, as attorney and proxy for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of United Bancshares, Inc., which the undersigned is entitled to vote at such Annual Meeting of Shareholders or at any adjournments thereof, such proxies being directed to vote as specified below on the following proposals and, in their discretion, on any other business that may properly come before the Annual Meeting or any adjournments thereof, including a proposal to adjourn the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is given, the proxy will be voted FOR the proposals.

This Proxy is solicited by the Trustees of The United Bancshares, Inc. Restated Employee Stock Ownership Plan.  The Board of Directors recommends a FOR vote on the proposals.

THIS PROXY SOLICITED BY THE TRUSTEES

OF THE UNITED BANCSHARES, INC.

RESTATED EMPLOYEE STOCK OWNERSHIP PLAN

ALL FORMER PROXIES ARE HEREBY REVOKED

Please complete, sign, date and promptly mail this proxy in the enclosed postage paid envelope.